UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4078

Seligman Frontier Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	10/31

Date of reporting period:	10/31/07

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1
Interview With Your Portfolio Manager	2
Performance Overview	5
Portfolio Overview	8
Understanding and Comparing Your Fund’s Expenses	10
Portfolio of Investments	11
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	31
Directors and Officers	32
Additional Fund Information	36

To The Shareholders

We are pleased to present the annual shareholder report for Seligman Frontier Fund, Inc. The report contains a discussion with your Portfolio Manager, as well as the Fund’s investment results, portfolio of investments, and audited financial statements.

For the fiscal year ended October 31, 2007, Seligman Frontier Fund delivered a total return, based on the net asset value of Class A shares, of 22.9%, outperforming both its benchmark, the Russell 2000 Growth Index, and its peers, as measured by the Lipper Small-Cap Growth Funds Average, which delivered 16.7% and 20.3%, respectively.

A capital gain distribution of $2.413 per share, consisting of $1.619 from net long-term gain and $0.794 from net short-term gain, realized on investment transactions, was paid on November 16, 2007, to all Seligman Frontier Fund shareholders of record November 12, 2007. We would like to point out that net gain realized by the Fund in any particular year is not a measure of its investment results. The amount is a result of decisions made by the Fund to sell securities owned, not by changes in the market value of securities owned.

Thank you for your continued support of Seligman Frontier Fund. We look forward to providing you with the investment experience, insight, and solutions you need to seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

December 21, 2007

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail Inquiries To: P.O. Box 9759 Providence, RI 02940-9759 Independent Registered Public Accounting Firm Deloitte & Touche LLP	(800) 221-2450 Shareholder Services (800) 445-1777 Retirement Plan Services (212) 682-7600 Outside the United States (800) 622-4597 24-Hour Automated Telephone Access Service

Interview With Your Portfolio Manager
Michael J. Alpert

Q:	How did Seligman Frontier Fund, Inc. perform for the fiscal year ended October 31, 2007?

A:	For the fiscal year ended October 31, 2007, Seligman Frontier Fund delivered a total return of 22.9%, based on the net asset value of Class A shares. The Fund outperformed its peers, as measured by the Lipper Small-Cap Growth Funds Average, and its benchmark, the Russell 2000 Growth Index, which returned 20.3% and 16.7%, respectively, for the same period.

Q:	What market conditions and/or economic events materially impacted the performance of the Fund during the period?

A:	From the start of the fiscal year until the summer months, the small-cap market was a flurry of takeover activity. An abundance of money — from private equity investors to large corporate cash reserves — created an environment in which acquisitions (and rumored acquisitions) were omnipresent. Valuations were boosted significantly as seemingly every small-cap stock was trading at a takeout premium. As fundamental investors, we found the environment somewhat challenging to navigate as valuations continued to rise on rumor and, we believe, little else. The Fund benefited to a small degree from this rampant takeout activity however, as we remained committed to our investment strategies.

The wind was taken from the merger and acquisition sails during the summer months. Credit issues from the US subprime mortgage market dried up liquidity and roiled both fixed income and equity markets. Stock prices dropped as takeout premiums were lost, and companies that had been leveraged were hard hit on the assumption that rates would move higher. Small-caps were further pressured as hedge funds sought returns by short selling small-caps. Further exacerbating volatility was the SEC’s elimination of the uptick rule. The rule had required a stock’s price to move higher before a short sale could take place. With the rule no longer in effect, short selling led to more rapid declines in stock prices as investors sold short on rumors, rather than on fundamentals.

Q:	What investment strategies and techniques materially affected the Fund’s performance during the period?

A:	As mentioned, we remained committed to our process of bottom-up, fundamental research. This process places focus on individual companies by analyzing each company’s financial well-being through the examination of its financial statements and the viability of its product and service offerings. We do not invest based on rumor and speculation, a rampant force in the small-cap growth space during the review period. The Fund did not participate as fully in the myriad takeouts and mergers that occurred during the period, as we believed that, based on fundamentals, many stocks were trading at unwarranted premiums. That said, we believe our investment convictions, and the Fund’s shareholders, were rewarded during the period as the Fund outperformed its benchmark as well as its peer group’s investment results.

The Fund’s largest sector weighting during the period was information technology, an area in which the Fund was overweight, relative to the benchmark, for most of the year. The sector was the largest area of positive contribution as the Fund’s holdings in the sector delivered tremendous investment results for the period, particularly Nuance Communications and Varian Semiconductor

Interview With Your Portfolio Manager
Michael J. Alpert

Equipment. Nuance has created a software engine that converts speech to text, which is used across a variety of platforms: large network automated voice systems, voice recognition features in cell phones and GPS systems, transcription software for the healthcare segment that recognizes medical terminology, as well as the quick-type recognition feature used with text messaging. Nuance has been successful acquiring small companies in the field to become the dominant player. The proliferation of speech-to-text in today’s technological environment, combined with Nuance’s ability to offer their services as bundled solutions, enabled the company to deliver impressive investment results during the period. Varian Semiconductor Equipment produces ion implanters used in the manufacture of semiconductors. Varian saw its already dominant market share position increase as Applied Materials bowed out of the competition.

The Fund also maintained a large weighting — an overweight, relative to the benchmark — in industrials, another area that delivered strong investment results during the period. Within the sector, the Fund was largely overweight in commercial services and supplies, which included two of the Fund’s top contributors to performance for the period: Huron Consulting Group and FTI Consulting. Huron provides, among other things, operational consulting for universities, which includes all but one of the Ivy League schools. Huron and FTI also provide similar services in the health care industry, consulting with hospitals with regard to optimizing operational strategies. Both companies are offshoots of the big four accounting firms and provide services that range from stock options expensing, bankruptcy consulting, and operational consulting — services that are not allowed to be performed in conjunction with independent auditing in a post-Enron and WorldCom environment. We believe many of the services they provide are recession-resistant as they often involve regulatory issues. The demand for these services is enormous, and most companies do not have the resources to handle them in-house.

Two of the Fund’s largest performance detractors also were within the commercial services and supplies industry of the industrials sector: PeopleSupport and American Reprographics. PeopleSupport provides business process outsourcing services, such as call centers, from facilities in the Philippines, which offers a stronger infrastructure at lower cost than the popular outsourcing locale, India. The loss of a large client, Vonage, coupled with poor earnings guidance, resulted in the decline in PeopleSupport’s stock price during the period. American Reprographics offers a software platform for streamlining the production of blueprints for commercial construction. While we believe the company’s growth prospects remain strong, construction headwinds weighed on the company’s stock price.

American Commercial Lines, also within the industrials sector, ended the year as one of the Fund’s bottom performers. The company provides transportation of cargo up and down the Mississippi River on barges. Despite the cost efficiency of transporting cargo at much cheaper rates than other alternatives, a slowdown in demand and poor weather conditions led American Commercial Line’s performance to lag during the period. The company, which had been among the Fund’s top contributors the previous fiscal year, was eliminated from the Fund’s portfolio by the close of the fiscal year.

Interview With Your Portfolio Manager
Michael J. Alpert

The Fund remained underweight in the health care sector due to our concerns over regulatory issues and the upcoming presidential election, and underperformed the benchmark within the sector during the period. The Fund has also been market-weight to underweight in the financials sector, with a reduction in the weighting as credit issues unfolded over the summer. The sector returned abysmal investment results for the benchmark, but the Fund’s financial holdings delivered positively as the Fund’s weighting was allocated in areas, such as capital markets (which includes trading systems), that benefited from the sector volatility.

The Fund remained underweight in consumer stocks during the period in anticipation of a slowdown given the deterioration in the housing market, refinancing activity, and surging oil prices. One of the Fund’s largest individual performance detractors was Coldwater Creek, a retailer on the consumer discretionary sector. Weak sales and missed earnings led the company’s stock price lower. The position was eliminated from the Fund’s portfolio by the close of the fiscal year.

A Team Approach

Seligman Frontier Fund is managed by the Seligman Small-Company Growth Team, led by Michael J. Alpert, Portfolio Manager. Mr. Alpert is assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying small companies that offer the greatest potential for growth. Team members include Matthew D’Alto, Corinna Freedman, Jennifer Haberkorn (trader), Jonathan Roth (trader), and Stephan Yost.

The views and opinions expressed are those of the Portfolio Manager, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Frontier Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after the date of purchase. Returns for Class C, Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares do not have sales charges, and returns are calculated accordingly.

The chart on page 6 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, and in Class B and Class D shares, without CDSC, to a $10,000 investment made in the Russell 2000 Growth Index, for the 10-year period ended October 31, 2007. The performance of Class C, Class I and Class R shares, which commenced on later dates, and of Class A, Class B and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table that follows the chart. The performance of Class C, Class I, and Class R will differ from the performance shown for Class A, Class B and Class D, based on the differences in sales charges and fees paid by shareholders. The Russell 2000 Growth Index excludes the effect of taxes, fees and sales charges.

The stocks of smaller companies may be subject to above-average price fluctuations. An investment in the Fund is subject to certain risks, including the possible loss of principal. It is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance Overview

Investment Results

Total Returns

For Periods Ended October 31, 2007

		Average Annual
	Six Months*	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	5.54%	17.11%	14.54%	2.43%		n/a	n/a	n/a
Without Sales Charge	10.77	22.93	15.66	2.93		n/a	n/a	n/a
Class B
With CDSC†	5.35	16.90	14.52	n/a		n/a	n/a	n/a
Without CDSC	10.35	21.90	14.75	2.31	‡	n/a	n/a	n/a
Class C
With 1% CDSC	9.34	21.00	n/a	n/a		n/a	n/a	n/a
Without CDSC	10.34	22.00	14.80	n/a		4.49%	n/a	n/a
Class D
With 1% CDSC	9.26	20.90	n/a	n/a		n/a	n/a	n/a
Without CDSC	10.26	21.90	14.78	2.14		n/a	n/a	n/a
Class I	11.04	23.62	16.39	n/a		n/a	9.07%	n/a
Class R
With 1% CDSC	9.58	21.53	n/a	n/a		n/a	n/a	n/a
Without CDSC	10.58	22.53	n/a	n/a		n/a	n/a	16.41%
Benchmarks**
Lipper Small-Cap Growth Funds Average	10.28	20.32	17.27	8.02		8.76	9.13	18.18
Russell 2000 Growth Index	8.66	16.73	18.56	4.75		5.15	9.34	18.84

See footnotes on page 7.

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
10/31/07	$15.63	$13.22	$13.23	$13.22	$16.30	$15.47
4/30/07	14.11	11.98	11.99	11.99	14.68	13.99
10/31/06	14.29	12.42	12.42	12.42	14.76	14.20

*	Returns for periods of less than one year are not annualized.

**	The Lipper Small-Cap Growth Funds Average (Lipper Average) is an average of all funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.9 billion as of October 31, 2007). Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Russell 2000 Growth Index (Russell Index) consists of small-company growth stocks, as determined by the Frank Russell Company. The Lipper Average and the Russell Index are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of sales charges and taxes, and the Russell Index excludes the effect of fees, sales charges and taxes. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% if you sell your shares within one year and 2% for the five-year period.

‡	Ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after investment date.

Portfolio Overview

Diversification of Net Assets
October 31, 2007

				Percent of Net Assets October 31,
	Issues	Cost	Value	2007	2006†
Common Stocks:
Aerospace and Defense	3	$2,362,609	$3,080,008	3.7	2.5
Air Freight and Logistics	—	—	—	—	1.4
Auto Components	1	323,524	394,764	0.5	—
Biotechnology	5	2,645,394	3,260,038	3.9	4.5
Capital Markets	6	4,117,430	4,651,434	5.6	4.4
Chemicals	2	1,796,804	2,697,939	3.3	1.5
Commercial Banks	—	—	—	—	0.9
Commercial Services and Supplies	8	5,059,920	8,271,711	10.0	8.6
Communications Equipment	2	1,451,303	1,780,754	2.1	3.0
Computers and Peripherals	—	—	—	—	1.1
Construction and Engineering	1	451,531	532,525	0.6	1.4
Distributors	1	536,300	667,088	0.8	—
Diversified Financial Services	—	—	—	—	1.5
Diversified Telecommunication Services	1	550,213	622,832	0.8	—
Electrical Equipment	—	—	—	—	1.7
Electronic Equipment and Instruments	2	897,764	1,523,464	1.8	1.4
Energy Equipment and Services	3	1,514,388	1,588,760	1.9	4.0
Health Care Equipment and Supplies	4	1,804,844	1,677,932	2.0	4.9
Health Care Providers and Services	8	4,781,168	5,297,077	6.4	4.0
Hotels, Restaurants and Leisure	6	5,830,258	7,401,336	8.9	6.4
Insurance	—	—	—	—	1.3
Internet Software and Services	9	6,413,917	8,273,788	10.0	2.2
IT Services	—	—	—	—	1.3
Life Sciences Tools and Services	1	463,736	693,504	0.8	3.5
Machinery	4	2,538,808	3,591,136	4.3	3.5
Marine	1	789,227	1,151,136	1.4	2.7
Media	1	685,415	705,536	0.8	1.0
Metals and Mining	1	694,883	883,434	1.1	1.3
Oil, Gas and Consumable Fuels	6	3,450,968	4,410,099	5.3	3.1
Pharmaceuticals	2	796,883	757,310	0.9	2.3
Real Estate Investment Trusts	1	642,346	609,986	0.7	0.7
Semiconductors and Semiconductor Equipment	8	7,265,775	8,318,457	10.0	7.6
Software	6	4,369,370	5,879,688	7.1	9.1
Specialty Retail	4	1,876,263	1,898,675	2.3	3.0
Textiles, Apparel and Luxury Goods	2	1,237,216	1,736,163	2.1	2.1
Trading Companies and Distributors	—	—	—	—	0.6
	99	65,348,257	82,356,574	99.1	98.5
Short-Term Holding and Other Assets Less Liabilities	1	716,347	716,347	0.9	1.5
Net Assets	100	$66,064,604	$83,072,921	100.0	100.0

†	Reclassified to conform to current year’s presentation.

Portfolio Overview

Largest Industries
October 31, 2007

Largest Portfolio Holdings†
October 31, 2007

Security	Value	Percent of Net Assets
Microsemi	$2,153,335	2.6
Huron Consulting Group	1,918,206	2.3
FTI Consulting	1,748,460	2.1
Zoltek	1,637,250	2.0
Corrections Corporation of America	1,616,604	1.9
SAVVIS	1,609,428	1.9
WMS Industries	1,567,084	1.9
Ceradyne	1,511,040	1.8
Pinnacle Entertainment	1,495,040	1.8
Nuance Communications	1,480,817	1.8

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings.

Largest Portfolio Changes
During the Six Months Ended October 31, 2007

Largest Purchases
ON Semiconductor*
Skilled Healthcare Group (Class A)*
Tessera Technologies*
LifeTime Fitness*
Lawson Software*
Under Armour (Class A)*
Centene*
Gentiva Health Services*
PetroHawk Energy*
Omniture*

Largest Sales
Chipotle Mexican Grill**
F5 Networks**
UTI Worldwide**
The GEO Group
Gen-Probe
Chicago Bridge & Iron (NY shares)**
Itron
Pediatrix Medical Group
Bioenvision**
Cytyc**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

**	Position eliminated during the period.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of May 1, 2007 and held for the entire six-month period ended October 31, 2007.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 5/1/07	Annualized Expense Ratio*	Ending Account Value 10/31/07	Expenses Paid During Period** 5/1/07 to 10/31/07	Ending Account Value 10/31/07	Expenses Paid During Period** 5/1/07 to 10/31/07
Class A	$1,000.00	1.86%	$1,107.70	$ 9.83	$1,015.83	$ 9.40
Class B	1,000.00	2.60	1,103.50	13.71	1,012.10	13.11
Class C	1,000.00	2.62	1,103.40	13.82	1,012.00	13.21
Class D	1,000.00	2.61	1,102.60	13.76	1,012.05	13.16
Class I	1,000.00	1.26	1,110.40	6.67	1,018.85	6.38
Class R	1,000.00	2.14	1,105.80	11.30	1,014.42	10.81

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges. Through at least February 29, 2008, J. & W. Seligman & Co. Incorporated, the Manager, has contractually agreed to waive its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e. those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of average daily net assets. No reimbursement was necessary for the six-month period ended October 31, 2007.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period May 1, 2007 to October 31, 2007, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments
October 31, 2007

	Shares	Value
Common Stocks 99.1%
Aerospace and Defense 3.7%
AeroVironment*	37,100	$954,583
Ceradyne*	22,088	1,511,040
Taser International*	36,900	614,385
		3,080,008
Auto Components 0.5%
Amerigon*	20,100	394,764
Biotechnology 3.9%
BioMarin Pharmaceutical*	26,500	734,845
Cubist Pharmaceuticals*	41,583	973,042
Human Genome Sciences*	54,000	510,840
Neurocrine Biosciences*	68,400	632,700
ZymoGenetics*	30,380	408,611
		3,260,038
Capital Markets 5.6%
Evercore Partners (Class A)	28,100	728,633
GFI Group*	6,123	528,537
Hercules Technology Growth Capital	40,800	523,464
Investment Technology Group*	23,400	980,460
Lazard (Class A)	17,208	863,842
Waddell & Reed Financial (Class A)	30,900	1,026,498
		4,651,434
Chemicals 3.3%
Cytec Industries	15,900	1,060,689
Zoltek*	37,000	1,637,250
		2,697,939
Commercial Services and Supplies 10.0%
American Reprographics*	33,600	681,408
Corrections Corporation of America*	57,144	1,616,604
Diamond Management and Technology Consultants	54,539	582,476
FTI Consulting*	32,200	1,748,460
The GEO Group*	21,300	673,719
Huron Consulting Group*	27,450	1,918,206
PeopleSupport*	7,946	91,538
Resources Connection*	42,130	959,300
		8,271,711

See footnotes on page 15.

Portfolio of Investments
October 31, 2007

	Shares	Value
Communications Equipment 2.1%
Foundry Networks*	54,400	$1,150,016
Ixia*	60,300	630,738
		1,780,754
Construction and Engineering 0.6%
Great Lakes Dredge & Dock	59,500	532,525
Distributors 0.8%
LKQ*	17,300	667,088
Diversified Telecommunication Services 0.8%
Time Warner Telecom (Class A)*	26,800	622,832
Electronic Equipment and Instruments 1.8%
Daktronics	24,400	727,608
Itron*	7,404	795,856
		1,523,464
Energy Equipment and Services 1.9%
Geokinetics*	21,900	459,900
Oceaneering International*	5,200	401,804
T-3 Energy Services*	15,300	727,056
		1,588,760
Health Care Equipment and Supplies 2.0%
American Medical Systems Holdings*	68,000	869,720
Gen-Probe*	2,200	154,044
Hologic*	6,300	427,959
Integra LifeSciences Holdings*	4,667	226,209
		1,677,932
Health Care Providers and Services 6.4%
Amedisys*	5,924	251,474
Amsurg*	9,000	238,050
Centene*	33,500	781,555
Five Star Quality Care*	96,100	879,315
Gentiva Health Services*	38,500	730,730
Nighthawk Radiology Holdings*	22,000	517,880
Pediatrix Medical Group*	11,898	779,319
Skilled Healthcare Group (Class A)*	68,300	1,118,754
		5,297,077

See footnotes on page 15.

Portfolio of Investments
October 31, 2007

	Shares	Value
Hotels, Restaurants and Leisure 8.9%
Einstein Noah Restaurant Group*	34,500	$845,250
LifeTime Fitness*	15,900	964,176
Morgans Hotel Group*	57,067	1,298,845
Pinnacle Entertainment*	51,200	1,495,040
Texas Roadhouse (Class A)*	97,154	1,230,941
WMS Industries*	45,200	1,567,084
		7,401,336
Internet Software and Services 10.0%
Ariba*	37,500	485,250
Art Technology Group*	207,200	955,192
Bankrate*	9,200	422,740
DealerTrack Holdings*	22,400	1,099,616
Digital River*	16,900	896,714
Omniture*	36,800	1,257,088
SAVVIS*	42,600	1,609,428
TechTarget*	31,600	546,364
VistaPrint*	21,051	1,001,396
		8,273,788
Life Sciences Tools and Services 0.8%
PerkinElmer	25,200	693,504
Machinery 4.3%
Barnes Group	27,000	991,710
Force Protection*	40,378	722,766
Kaydon	17,720	953,159
Kennametal	10,125	923,501
		3,591,136
Marine 1.4%
Kirby*	25,200	1,151,136
Media 0.8%
Gemstar-TV Guide International*	102,400	705,536
Metals and Mining 1.1%
RTI International Metals*	11,300	883,434

See footnotes on page 15.

Portfolio of Investments
October 31, 2007

	Shares	Value
Oil, Gas and Consumable Fuels 5.3%
Cabot Oil & Gas	23,438	$930,254
Goodrich Petroleum*	7,300	242,433
Helix Energy Solutions Group*	17,792	822,880
Parallel Petroleum*	30,600	626,382
PetroHawk Energy*	48,900	904,650
Quicksilver Resources*	15,500	883,500
		4,410,099
Pharmaceuticals 0.9%
Medicines*	18,500	354,275
Valeant Pharmaceuticals International*	27,700	403,035
		757,310
Real Estate Investment Trusts 0.7%
Information Services Group*	80,900	609,986
Semiconductors and Semiconductor Equipment 10.0%
Anadigics*	34,000	501,500
FormFactor*	36,430	1,424,777
Integrated Device Technology*	28,750	386,113
Microsemi*	80,922	2,153,335
ON Semiconductor*	116,191	1,185,148
Tessera Technologies*	26,900	1,027,311
Trina Solar (ADR)*	13,300	784,301
Varian Semiconductor Equipment Associates*	18,600	855,972
		8,318,457
Software 7.1%
ACI Worldwide*	41,700	953,679
Informatica*	48,764	832,889
Lawson Software*	88,400	998,036
Nuance Communications*	66,975	1,480,817
Quest Software*	45,600	793,440
THQ*	30,300	820,827
		5,879,688
Specialty Retail 2.3%
hhgregg*	42,700	672,952
Jos. A. Bank Clothiers*	13,500	394,335
Men’s Wearhouse	9,800	414,148
Ulta Salon Cosmetics & Fragrance*	12,200	417,240
		1,898,675

See footnotes on page 15.

Portfolio of Investments
October 31, 2007

	Shares or Principal Amount		Value
Textiles, Apparel and Luxury Goods 2.1%
Under Armour (Class A)*	14,000	shs.	$871,500
The Warnaco Group*	21,250		864,663
			1,736,163
Total Common Stocks (Cost $65,348,257) 99.1%			82,356,574
Repurchase Agreement 0.2%
Fixed Income Clearing Corporation 4.35%, dated 10/31/2007, maturing 11/1/2007, in the amount of $138,017, collateralized by: $140,000 Fannie Mae 6.6%, 12/26/2036, with a fair market value of $144,200	$138,000		138,000

Total Investments (Cost $65,486,257) 99.3%			82,494,574

Other Assets Less Liabilities 0.7%			578,347

Net Assets 100.0%			$83,072,921

* Non-income producing security.

ADR — American Depositary Receipts.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2007

Assets:
Investments, at value:
Common stocks (cost $65,348,257)	$82,356,574
Repurchase agreement (cost $138,000)	138,000
Total investments (cost $65,486,257)	82,494,574
Cash (includes restricted cash of $2,000)	2,217
Receivable for securities sold	2,788,788
Receivable for Capital Stock sold	151,321
Expenses prepaid to shareholder service agent	36,473
Receivable for dividends and interest	5,810
Other	4,274
Total Assets	85,483,457

Liabilities:
Payable for securities purchased	1,760,430
Payable for Capital Stock repurchased	446,632
Management fee payable	66,574
Distribution and service (12b-1) fees payable	31,798
Accrued expenses and other	105,102
Total Liabilities	2,410,536
Net Assets	$83,072,921

Composition of Net Assets:
Capital Stock, at $0.10 par value; (500,000,000 shares authorized; 5,593,140 shares outstanding):
Class A	$335,572
Class B	25,455
Class C	23,988
Class D	140,164
Class I	33,536
Class R	599
Additional paid-in capital	52,269,539
Accumulated net investment loss	(673)
Undistributed net realized gain (Note 6)	13,236,424
Net unrealized appreciation of investments	17,008,317
Net Assets	$83,072,921

Net Asset Value Per Share:
Class A ($52,441,129 ÷ 3,355,725 shares)	$15.63
Class B ($3,365,488 ÷ 254,548 shares)	$13.22
Class C ($3,173,123 ÷ 239,884 shares)	$13.23
Class D ($18,533,367 ÷ 1,401,637 shares)	$13.22
Class I ($5,467,106 ÷ 335,355 shares)	$16.30
Class R ($92,708 ÷ 5,991 shares)	$15.47

See Notes to Financial Statements.

Statement of Operations
For the Year Ended October 31, 2007

Investment Income:
Dividends (net of foreign tax withheld of $487)	$263,092
Interest	81,548
Total Investment Income	344,640
Expenses:
Management fee	766,116
Distribution and service (12b-1) fees	373,520
Shareholder account services	299,767
Registration	93,151
Auditing and legal fees	75,194
Custody and related services	38,856
Shareholder reports and communications	25,010
Directors’ fees and expenses	7,939
Miscellaneous	10,759
Total Expenses	1,690,312
Net Investment Loss	(1,345,672)
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	16,103,338
Net change in unrealized appreciation of investments	1,658,272
Net Gain on Investments	17,761,610
Increase in Net Assets from Operations	$16,415,938

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended October 31,
	2007	2006
Operations:
Net investment loss	$(1,345,672)	$(1,476,480)
Net realized gain on investments	16,103,338	11,960,165
Net change in unrealized appreciation of investments	1,658,272	4,370,479
Increase in Net Assets from Operations	16,415,938	14,854,164
Distributions to Shareholders:
Net realized short-term gain on investments:
Class A	(1,273,694)	—
Class B	(128,494)	—
Class C	(75,475)	—
Class D	(557,360)	—
Class I	(113,688)	—
Class R	(460)	—
Total	(2,149,171)	—
Net realized long-term gain on investments:
Class A	(4,233,313)	(1,895,498)
Class B	(427,002)	(321,560)
Class C	(250,849)	(114,088)
Class D	(1,852,447)	(912,914)
Class I	(377,853)	(151,371)
Class R	(1,529)	(269)
Total	(7,142,993)	(3,395,700)
Decrease in Net Assets from Distributions	(9,292,164)	(3,395,700)
Capital Share Transactions:
Net proceeds from sales of shares	4,404,925	2,788,229
Exchanged from associated funds	1,212,062	616,538
Investment of gain distributions	8,460,484	3,113,027
Total	14,077,471	6,517,794
Cost of shares repurchased	(14,730,187)	(19,046,222)
Exchanged into associated funds	(1,655,429)	(1,972,452)
Total	(16,385,616)	(21,018,674)
Decrease in Net Assets from Capital Share Transactions	(2,308,145)	(14,500,880)
Increase (Decrease) in Net Assets	4,815,629	(3,042,416)
Net Assets:
Beginning of year	78,257,292	81,299,708
End of Year (net of accumulated net investment loss of $673 and $0, respectively)	$83,072,921	$78,257,292

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization and Multiple Classes of Shares — Seligman Frontier Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. The Fund offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans that have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of a plan termination, will be subject to a CDSC of 1% on redemptions of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C and Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Prior to June 4, 2007, Class C shares were sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase; and shares purchased through certain financial intermediaries were bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent

Notes to Financial Statements

bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Fund’s Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value.

b.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

c.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

d.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended October 31, 2007, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

e.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

f.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

g.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund’s average daily net assets and 0.85% per annum of the Fund’s average daily net assets in excess of $750 million. The management fee reflected in the Statement of Operations represents 0.95% per annum of the Fund’s average daily net assets. Through at least February 29, 2008, the Manager has contractually agreed to waive its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including

Notes to Financial Statements

litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. As of October 31, 2007, certain expenses previously reimbursed during the year were recovered by the Manager.

For the year ended October 31, 2007, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $3,856 from sales of Class A and (prior to June 4, 2007) Class C shares. Commissions of $20,015 and $1,767 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended October 31, 2007, fees incurred under the Plan aggregated $122,927, or 0.24% per annum of average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended October 31, 2007, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.49% per annum of the average daily net assets of Class R shares, amounted to $37,558, $29,349, $183,498, and $188, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the year ended October 31, 2007, the Distributor and Seligman Services, Inc. received distribution and service fees of $15,921.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended October 31, 2007, such charges amounted to $1,901. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the year ended October 31, 2007, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $299,767 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

Notes to Financial Statements

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. At October 31, 2007, the Fund’s potential obligation under the Guaranties is $134,900. As of October 31, 2007, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at October 31, 2007, of $673 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4.	Committed Line of Credit — The Fund is a participant in a joint $375 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2008, but is renewable annually with the consent of the participating banks. There were no borrowings during the year ended October 31, 2007.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended October 31, 2007, amounted to $91,498,767 and $103,606,710, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At October 31, 2007, the cost of investments for federal income tax purposes was $65,730,469. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $244,212.

Notes to Financial Statements

The tax basis components of accumulated earnings at October 31, 2007 are presented below. Undistributed ordinary income primarily consists of net short-term capital gains.

Gross unrealized appreciation of portfolio securities	$19,168,511
Gross unrealized depreciation of portfolio securities	(2,404,406)
Net unrealized appreciation of portfolio securities	16,764,105
Undistributed ordinary income	4,455,660
Undistributed long-term capital gains	9,024,976
Total accumulated earnings	$30,244,741

During the year ended October 31, 2007, the Fund repurchased 1,228,284 shares from shareholders aggregating $16,385,616, of which approximately $1,338,000 represent capital gain distributions. This information is provided for federal tax purposes only. The tax characterization of distributions paid is as follows:

	Year Ended October 31,
	2007	2006
Ordinary income	$2,149,171	—
Long-term capital gain	7,142,993	$3,395,700

7.	Capital Share Transactions — Transactions in shares of Capital Stock were as follows:

	Year Ended October 31,
	2007		2006
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	150,801	$2,113,163	100,224	$1,338,588
Exchanged from associated funds	29,133	409,064	29,812	398,909
Investment of gain distributions	376,832	4,959,105	140,727	1,730,945
Converted from Class B*	83,263	1,176,713	180,239	2,408,091
Total	640,029	8,658,045	451,002	5,876,533
Cost of shares repurchased	(604,743)	(8,554,633)	(834,986)	(11,069,098)
Exchanged into associated funds	(70,274)	(1,014,485)	(83,841)	(1,125,785)
Total	(675,017)	(9,569,118)	(918,827)	(12,194,883)
Decrease	(34,988)	$(911,073)	(467,825)	$(6,318,350)
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	14,436	$172,869	19,635	$227,369
Exchanged from associated funds	16,021	193,869	3,504	40,833
Investment of gain distributions	46,469	521,384	27,221	292,897
Total	76,926	888,122	50,360	561,099
Cost of shares repurchased	(54,610)	(655,246)	(127,354)	(1,487,613)
Exchanged into associated funds	(13,293)	(158,113)	(21,747)	(250,811)
Converted to Class A*	(97,881)	(1,176,713)	(206,594)	(2,408,091)
Total	(165,784)	(1,990,072)	(355,695)	(4,146,515)
Decrease	(88,858)	$(1,101,950)	(305,335)	$(3,585,416)

*	Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date.

Notes to Financial Statements

	Year Ended October 31,
	2007		2006
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	50,656	$599,380	15,778	$186,032
Exchanged from associated funds	18,655	221,006	5,208	57,021
Investment of gain distributions	25,233	283,115	8,916	96,022
Total	94,544	1,103,501	29,902	339,075
Cost of shares repurchased	(46,470)	(560,457)	(45,067)	(513,021)
Exchanged into associated funds	(9,789)	(123,387)	(12,997)	(149,356)
Total	(56,259)	(683,844)	(58,064)	(662,377)
Increase (decrease)	38,285	$419,657	(28,162)	$(323,302)
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	40,682	$490,558	43,400	$505,883
Exchanged from associated funds	32,656	388,123	9,427	112,617
Investment of gain distributions	196,377	2,203,351	78,208	841,523
Total	269,715	3,082,032	131,035	1,460,023
Cost of shares repurchased	(333,511)	(4,002,184)	(447,031)	(5,175,055)
Exchanged into associated funds	(29,502)	(359,444)	(38,362)	(446,500)
Total	(363,013)	(4,361,628)	(485,393)	(5,621,555)
Decrease	(93,298)	$(1,279,596)	(354,358)	$(4,161,532)
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	64,722	$960,527	38,314	$519,319
Investment of gain distributions	36,010	491,540	11,995	151,371
Total	100,732	1,452,067	50,309	670,690
Cost of shares repurchased	(66,064)	(957,251)	(58,369)	(792,804)
Increase (decrease)	34,668	$494,816	(8,060)	$(122,114)
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	4,647	$68,428	797	$11,038
Exchanged from associated funds	—	—	535	7,158
Investment of gain distributions	152	1,989	22	269
Total	4,799	70,417	1,354	18,465
Cost of shares repurchased	(28)	(416)	(675)	(8,631)
Increase	4,771	$70,001	679	$9,834

8.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

Notes to Financial Statements

The results of the Manager’s internal review were presented to the Independent Directors of the Seligman open-end registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three Seligman Funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Frontier Fund, Inc.).

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor. The Manager believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. The Manager believes that, although the Court announced on September 26, 2007 that it will abstain, on procedural grounds, from deciding the issue, the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager, the Distributor and Seligman Data Corp. (collectively, “Seligman”) permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman mutual funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, relief sought by the Attorney General or other sanctions or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings,

Notes to Financial Statements

it and its affiliates could be barred from providing investment advisory and other services, including serving as an investment adviser for the Seligman Funds and other registered investment companies and acting as principal underwriter for the Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide investment advisory and other services. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds and such other investment companies or other adverse consequences.

9.	Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. FIN 48 is effective for fiscal years beginning after December 15, 2006 and, in accordance with SEC guidance, can be implemented within the first required financial statement reporting period. Accordingly, the Fund will incorporate the effects, if any, of FIN 48 in its financial statements in its semi-annual report for the six months ending April 30, 2008. The Fund is currently evaluating the impact of the adoption of FIN 48 and, based on progress to date, does not believe it will have a material impact on its financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions, if any. Total returns do not reflect any taxes or sales charges, and are not annualized for periods of less than one year.

Class A
	Year Ended October 31,
	2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Year	$14.29	$12.36	$12.17	$11.49	$8.83
Income (Loss) from Investment Operations:
Net investment loss	(0.21)	(0.21)	(0.21)	(0.21)	(0.18)
Net realized and unrealized gain on investments	3.18	2.64	0.40	0.89	2.84
Total from Investment Operations	2.97	2.43	0.19	0.68	2.66
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—	—
Net Asset Value, End of Year	$15.63	$14.29	$12.36	$12.17	$11.49

Total Return	22.93%	20.29%	1.56%	5.92%#	30.12%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$52,441	$48,470	$47,699	$61,326	$70,355
Ratio of expenses to average net assets	1.90%	1.97%	2.01%	2.06%	2.27%
Ratio of net investment loss to average net assets	(1.47)%	(1.60)%	(1.70)%	(1.75)%	(1.91)%
Portfolio turnover rate	115.96%	91.67%	96.04%	83.73%	124.34%

See footnotes on page 30.

Financial Highlights

Class B
	Year Ended October 31,
	2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Year	$12.42	$10.88	$10.80	$10.28	$7.96
Income (Loss) from Investment Operations:
Net investment loss	(0.27)	(0.27)	(0.27)	(0.27)	(0.23)
Net realized and unrealized gain on investments	2.70	2.31	0.35	0.79	2.55
Total from Investment Operations	2.43	2.04	0.08	0.52	2.32
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—	—
Net Asset Value, End of Year	$13.22	$12.42	$10.88	$10.80	$10.28

Total Return	21.90%	19.43%	0.74%	5.06%#	29.15%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$3,365	$4,264	$7,060	$13,393	$17,977
Ratio of expenses to average net assets	2.66%	2.73%	2.76%	2.82%	3.03%
Ratio of net investment loss to average net assets	(2.23)%	(2.36)%	(2.45)%	(2.51)%	(2.67)%
Portfolio turnover rate	115.96%	91.67%	96.04%	83.73%	124.34%

Class C
	Year Ended October 31,
	2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Year	$12.42	$10.89	$10.81	$10.28	$7.95
Income (Loss) from Investment Operations:
Net investment loss	(0.27)	(0.27)	(0.27)	(0.27)	(0.23)
Net realized and unrealized gain on investments	2.71	2.30	0.35	0.80	2.56
Total from Investment Operations	2.44	2.03	0.08	0.53	2.33
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—	—
Net Asset Value, End of Year	$13.23	$12.42	$10.89	$10.81	$10.28

Total Return	22.00%	19.31%	0.74%	5.16%#	29.31%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$3,173	$2,505	$2,501	$2,832	$2,758
Ratio of expenses to average net assets	2.66%	2.73%	2.76%	2.82%	3.03%
Ratio of net investment loss to average net assets	(2.23)%	(2.36)%	(2.45)%	(2.51)%	(2.67)%
Portfolio turnover rate	115.96%	91.67%	96.04%	83.73%	124.34%

See footnotes on page 30.

Financial Highlights

Class D
	Year Ended October 31,
	2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Year	$12.42	$10.88	$10.80	$10.27	$7.95
Income (Loss) from Investment Operations:
Net investment loss	(0.27)	(0.27)	(0.27)	(0.27)	(0.23)
Net realized and unrealized gain on investments	2.70	2.31	0.35	0.80	2.55
Total from Investment Operations	2.43	2.04	0.08	0.53	2.32
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—	—
Net Asset Value, End of Year	$13.22	$12.42	$10.88	$10.80	$10.27

Total Return	21.90%	19.43%	0.74%	5.16%#	29.18%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$18,533	$18,563	$20,120	$28,871	$33,455
Ratio of expenses to average net assets	2.66%	2.72%	2.76%	2.82%	3.03%
Ratio of net investment loss to average net assets	(2.23)%	(2.35)%	(2.45)%	(2.51)%	(2.67)%
Portfolio turnover rate	115.96%	91.67%	96.04%	83.73%	124.34%

Class I
	Year Ended October 31,
	2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Year	$14.76	$12.67	$12.39	$11.62	$8.88
Income (Loss) from Investment Operations:
Net investment loss	(0.13)	(0.13)	(0.13)	(0.13)	(0.13)
Net realized and unrealized gain on investments	3.30	2.72	0.41	0.90	2.87
Total from Investment Operations	3.17	2.59	0.28	0.77	2.74
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—	—
Net Asset Value, End of Year	$16.30	$14.76	$12.67	$12.39	$11.62

Total Return	23.62%	21.08%	2.26%	6.63%#	30.86%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,467	$4,439	$3,913	$4,497	$3,931
Ratio of expenses to average net assets	1.29%	1.33%	1.33%	1.34%	1.72%
Ratio of net investment loss to average net assets	(0.86)%	(0.96)%	(1.02)%	(1.03)%	(1.38)%
Portfolio turnover rate	115.96%	91.67%	96.04%	83.73%	124.34%

See footnotes on page 30.

Financial Highlights

Class R
	Year Ended October 31,
	2007	2006	2005	2004	4/30/03* to 10/31/03

Per Share Data:
Net Asset Value, Beginning of Period	$14.20	$12.30	$12.17	$11.48	$9.13
Income (Loss) from Investment Operations:
Net investment loss	(0.24)	(0.25)	(0.25)	(0.24)	(0.11)
Net realized and unrealized gain on investments	3.14	2.65	0.38	0.93	2.46
Total from Investment Operations	2.90	2.40	0.13	0.69	2.35
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—	—
Net Asset Value, End of Period	$15.47	$14.20	$12.30	$12.17	$11.48

Total Return	22.53%	20.14%	1.07%	6.01%#	25.74%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$93	$17	$7	$71	$2
Ratio of expenses to average net assets	2.15%	2.23%	2.25%	2.32%	2.48	%†
Ratio of net investment loss to average net assets	(1.72)%	(1.86)%	(1.94)%	(2.01)%	(2.17	)%†
Portfolio turnover rate	115.96%	91.67%	96.04%	83.73%	124.34	%‡

*	Commencement of offering of shares.

†	Annualized.

‡	Computed at the Fund level for the year ended October 31, 2003.

#	Excluding the effect of certain payments received from the Manager in 2004, total returns for Classes A, B, C, D, I and R would have been 5.85%, 4.99%, 5.09%, 5.09%, 6.56%, and 5.94%, respectively.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Frontier Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Frontier Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 21, 2007

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Frontier Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Maureen Fonseca (52)[3] • Director: August 2007 to Date • Oversees 59 Portfolios in Fund Complex
Head of School, The Masters School (educational training); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.); Trustee, New York State Association of Independent Schools and Greens Farms Academy (educational training); and Commissioner, Middle States Association (educational training).

John R. Galvin (78)[1,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and Commander-in-Chief, United States European Command.

John F. Maher (64)[1,3] • Director: December 2006 to Date • Oversees 59 Portfolios in Fund Complex
Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.). From 1989 to 1999, Director, Baker Hughes (energy products and services).

Frank A. McPherson (74)[2,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 35.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Betsy S. Michel (65)[2,3] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation), and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (66)[1,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Vibration Control Technologies, LLC (auto vibration technology) and OGE Energy Corp.; Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (75)[2,3] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (72)[1,3] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director,
C-SPAN (cable television networks).

See footnotes on page 35.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William C. Morris (69)* • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex
Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (55)* • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and Member of the Board of Governors of the Investment Company Institute. Formerly, Director, ICI Mutual Insurance Company.

Michael J. Alpert (40) • Vice President and Portfolio Manager: 2005 to Date	Managing Director, J. & W. Seligman & Co. Incorporated. Formerly, Senior Vice President and Investment Associate, J. & W. Seligman & Co. Incorporated.
Eleanor T.M. Hoagland (56) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.
Thomas G. Rose (49) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

See footnotes on page 35.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Lawrence P. Vogel (51) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds† and Treasurer, Seligman Data Corp.

Frank J. Nasta (43) • Secretary: 1994 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Tax Information

The following information is provided as required by US tax regulations. Shareholders receiving a distribution from a Fund in 2007 will be sent Form 1099-DIV by January 31, 2008 to report the distributions on their income tax returns.

For the fiscal year ended October 31, 2007, Seligman Frontier Fund designates the maximum amount allowable of its dividend distributions as qualified dividend income. The maximum amount allowable for Seligman Frontier Fund was 10.07% for Class A, 12.13% for Class B, 8.73% for Class C, 9.40% for Class D, 9.71% for Class I, and 6.17% for Class R.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

[This Page Intentionally Left Blank.]

ITEM 2.	CODE OF ETHICS.

As of October 31, 2007, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$47,700	$45,430
Audit-Related Fees	–	–
Tax Fees	2,650	2,500
All Other Fees	–	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2007	2006
Audit-Related Fees	$141,440	$129,300
Tax Fees	9,000	12,990
All Other Fees	–	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $153,090 and $144,790, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN FRONTIER FUND, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	January 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	January 4, 2008

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	January 4, 2008

SELIGMAN FRONTIER FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by

Rule 30a-2(b) of the Investment Company Act of 1940.